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                                                                  Exhibit 10.23


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                         LIMITED LIABILITY AGREEMENT OF
                               NSP HOLDINGS L.L.C.


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY AGREEMENT OF NSP HOLDINGS L.L.C., dated as of June __, 2003 (this "AMENDMENT"), is by and among NSP Holdings L.L.C., a Delaware limited liability company (the "COMPANY"), each of the members of the Argosy Group listed on the signature pages hereto under the heading "ARGOSY GROUP," each of the members of the Hancock Group listed on the signature pages hereto under the heading "HANCOCK GROUP" and the other members of the Company listed on the signature pages hereto under the heading "OTHER MEMBERS" (together with the undersigned members of the Argosy Group and the undersigned members of the Hancock Group, the "REQUIRED MEMBERS").

                  Whereas, the Company, the Required Members and certain other entities and individuals are parties to that certain Amended and Restated Limited Liability Agreement of NSP Holdings L.L.C. dated as of February 27, 2000 (as amended or modified from time to time, the "AGREEMENT"). Except as otherwise indicated herein, capitalized terms used in this Amendment have the same meaning ascribed to them in the Agreement; and

                  WHEREAS, the parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE AGREEMENT.

                  a. SECTION 3.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

                  "The number of Managers shall be no less than three (3) and no more than six (6). As long as members of the Argosy Group shall collectively own at least 15% of the outstanding Common Units and the Company has not completed an initial public offering, Argosy-Safety Products, L.P. ("ARGOSY") shall have the right to appoint three Managers (the "ARGOSY MANAGERS"), one of which, as of the date of this Agreement, shall be David F. Myers, Jr. As long as members of the Hancock Group shall collectively own at least 15% of the outstanding Common Units and the Company has not completed an initial public offering, the Members holding a majority of the Common Units held by members of the Hancock Group ("MAJORITY HANCOCK HOLDERS") shall have the right to appoint one Manager (the "HANCOCK MANAGER"). As long as Continental Illinois Venture Corp. ("CIVC") shall own at least __% of the outstanding Common Units and the Company has not completed an initial public offering, CIVC shall have the right to appoint one Manager (the "CIVC MANAGER"). The remaining Manager(s) shall be appointed by consent or vote of a majority of the Common Voting Units."



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                  b. SECTION 3.1(d) of the Agreement is hereby amended by adding the following sentence at the end thereof:

                  "At any time that the ownership of Units held by CIVC decreases to a level that would no longer entitle CIVC to appoint the CIVC Manager that had been appointed pursuant to SECTION 3.1(b), the CIVC Manager shall resign."


                  c. SECTION 3.1(e) of the Agreement is hereby amended and restated in its entirety as follows:

                  "Within thirty (30) days after the removal, resignation or death of any Manager, the Managers then serving shall select one natural person, who may but need not be a Member, to fill each vacancy created thereby; PROVIDED, THAT, except as set forth in SECTION 3.1(b) and in the immediately succeeding sentence, as long as any such Person is entitled to appoint directors, to the extent a Manager has been appointed by Argosy, any replacement Manager shall be appointed by Argosy, to the extent that a Manager has been appointed by the Majority Hancock Holders, any replacement Manager shall be appointed by the Majority Hancock Holders and to the extent a Manager has been appointed by CIVC, any replacement Manager shall be appointed by CIVC. In the event that David F. Myers, Jr. ceases to be a Manager for any reason whatsoever, the replacement Manager for David F. Myers, Jr. appointed by Argosy shall be subject to the approval of the Majority Hancock Holders so long as the Majority Hancock Holders are entitled to appoint the Hancock Manager. The board of directors or managers of any Subsidiary of the Company shall be comprised of Robert A. Peterson and David
F. Myers, Jr., unless otherwise determined at any time by the Managers with Required Approval."

         2. LIMITATIONS. Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. From and after the date that this Amendment becomes effective, reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in the other documents delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended by this Amendment; PROVIDED that no representation or warranty of the Company made as of any particular date shall be deemed to be remade as of the date of this Amendment.

         3. APPROVALS. As required by SECTION 15.5 of the Agreement, this Amendment shall be become effective when executed counterparts of this Amendment have been delivered to the Company by the holders of a majority of (i) the outstanding Common Voting Units of the Company, (ii) the outstanding Class A Common Units held by the members of the Argosy Group and (iii) the outstanding Class A Common Units held by the members of the Hancock Group.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.



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         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.



























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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.


                                     NSP HOLDINGS L.L.C.

                                     By:      /s/ DAVID F. MYERS, JR.
                                              ---------------------------

                                     Its:     Secretary
                                              ---------------------------


                                     ARGOSY GROUP:


                                     ARGOSY SAFETY PRODUCTS, L.P.

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------


                                     CIBC WMV INC.

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------


                                     CO-INVESTMENT MERCHANT FUND 2, LLC

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------


                                     CARAVELLE PRIVATE INVESTMENT CORPORATION

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------

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                                     CARAVELLE NORCROSS INVESTMENT CORP.

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------


                                     CIBC WG ARGOSY MERCHANT FUND L.L.C.

                                     By:      /s/ JAY BLOOM
                                              ---------------------------

                                     Its:     Managing Director
                                              ---------------------------



                                     HANCOCK GROUP:


                                     JOHN HANCOCK LIFE INSURANCE COMPANY

                                     By:      /s/ STEPHEN J. BLEWITT
                                              ---------------------------

                                     Its:
                                              ---------------------------


                                     HANCOCK MEZZANINE PARTNERS L.P.

                                     By:    Hancock Mezzanine Investments LLC
                                     Its:   General Partner

                                     By:    John Hancock Life Insurance Company
                                     Its:   Investment Advisor

                                     By:    /s/ STEPHEN J. BLEWITT
                                            -----------------------------

                                     Its:
                                            -----------------------------

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                                     OTHER MEMBERS:


                                     CONTINENTAL ILLINOIS VENTURE CORP.

                                     By:    /s/ MARCUS D. WEDNER
                                            -----------------------------

                                     Its:   Managing Director
                                            -----------------------------

                                     /s/ ROBERT A. PETERSON
                                     ------------------------------------
                                     Robert A. Peterson


                                     /s/ DAVID F. MYERS, JR.
                                     ------------------------------------
                                     David F. Myers, Jr.